Exhibit 10.1

                               DEBENTURE AGREEMENT
                               -------------------

THE DEBENTURES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE OR FOREIGN LAW. THE DEBENTURES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (i) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE AND FOREIGN SECURITIES ACT OR OTHER LAW OR (ii) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, THAT REGISTRATION OR OTHER COMPLIANCE IS NOT REQUIRED UNDER ANY OF SUCH ACTS OR LAWS.

                                             U.S. WIRELESS DATA, INC.
                                    8% ADJUSTABLE RATE CONVERTIBLE SUBORDINATED
                                         DEBENTURES DUE DECEMBER 31, 1999

         This Debenture Agreement is entered into between U. S. Wireless Data, Inc., a Colorado corporation (the "Corporation") and purchasers of the Corporation's 8% Adjustable Rate Convertible Subordinated Debentures Due December 31, 1999 (the "Debentures"). The Debentures are due in one payment of principal and any and all accrued but unpaid interest then due, on December 31, 1999 (the "Maturity Date"), unless earlier converted pursuant to the terms hereof. Interest shall accrue on the Debentures at the initial rate of eight percent (8%) per annum, subject to adjustment of such rate as provided for herein, the primary rate of interest in effect at any time being referred to as the "Applicable Interest Rate."

         The Debentures shall be evidenced by Debenture Certificates annexed hereto as Exhibit 1, which shall be valid only when countersigned by an authorized representative of the Corporation.

         The Debentures are issued as part of a series of 8% Adjustable Rate Convertible Subordinated Debentures privately issued by the Corporation and known as the "8% Adjustable Rate Convertible Subordinated Debentures, Due December 31, 1999," each of which has been or will be issued to a Holder who has or will represent to the Corporation that he, she or it is an accredited investor, as that term is defined in Rule 501(a) of the Securities Act of 1933, as amended (the "1933 Act"). The Holder of a Debenture hereby reaffirms such representation to the Corporation and each other Holder of Debentures. The minimum principal dollar amount of the Debentures is $2,000,000 and the maximum principal amount may be up to $4,000,000.

     Any principal or interest on any Debenture which is payable, but is not punctually paid or duly provided for at the Maturity Date or any Interest Payment Record Date (herein called "Default Interest") shall bear compound interest at a rate of two percent (2%) over the Applicable Interest Rate from the date of default until paid.

I.       Interest Payments and Adjustment of Interest Rate.
         --------------------------------------------------

         A. The Debentures shall accrue interest from the date of original issuance by the Corporation at the initial rate of eight percent (8%) per annum, based on a 360 day year and 90 day quarters. The interest rate shall be reduced to four percent (4%) per annum upon initial effectiveness of a registration statement with the United State Securities and Exchange Commission (the "SEC") covering the shares of Common Stock into which the Debentures (or the Preferred Stock into which the Debentures will automatically convert upon authorization of such Preferred Stock by the Corporation) are convertible and shall continue at such rate until maturity, unless Default Interest becomes applicable.

         B. Interest shall be payable quarterly to Debentureholders of record as of March 31, June 31, September 30 and December 31 of each year (the "Interest Payment Record Dates"), commencing December 31, 1997. The payment date for each interest payment shall be on or before the 15th of the month following each Interest Payment Record Date, or the next Business Day thereafter if such day is not a Business Day.

         C. Interest on the Debentures shall be payable in shares of the Corporation's Common Stock, provided the Corporation has an adequate number of authorized shares of Common Stock from which to make interest payments. Interest payments may be paid in authorized and unissued shares of Common Stock or in shares of Common Stock in the treasury of the Corporation. As of the date of initial issuance of the Debentures, the Corporation has 12,000,000 shares of Common Stock authorized and does not have an adequate number of authorized and unissued shares of Common Stock or treasury shares of Common Stock available from which to make interest payments on the Debentures. The Corporation shall submit an amendment to its Articles of Incorporation to shareholders at its next Annual Meeting of Shareholders (tentatively scheduled for December 17, 1997) pursuant to which it shall request an increase in authorized Common Stock to 40,000,000 shares (the "Increase Amendment"). The Corporation shall use its best efforts to secure approval for the Increase Amendment by shareholders. Following approval of the Increase Amendment by shareholders, the Corporation shall continuously maintain a sufficient number of authorized and unissued shares of Common Stock to allow interest on the Debentures to be paid in shares of Common Stock. Unless and until the Corporation obtains approval of the Increase Amendment by shareholders, interest on the Debentures shall be payable in cash.

         D. If the Corporation pays interest in shares of its Common Stock, the number of shares of Common Stock issuable at each Interest Payment Record Date shall be calculated as follows: The amount of the interest payment owing on the Debenture at the Interest Payment Record Date (in dollars) shall be divided by the average closing bid price of the Common Stock over the last five trading days prior to the Interest Payment Record Date as quoted on the OTC Electronic Bulletin Board or such other quotation service as is quoting bid and asked prices for the Common Stock. If the Common Stock is then listed on the NASDAQ Stock Market or any other national exchange, the five day average of the closing bid price for the Common Stock for such days as reported on NASDAQ or such other national securities exchange shall be substituted for the five day average closing bid price as reported by the OTC Electronic Bulletin Board or other quotation service. In the event the Common Stock is not quoted on any exchange or quotation service, then the Board of Directors, acting in good faith, shall adopt a resolution valuing the Common Stock for purposes of determining the number of shares of Common Stock issuable as interest on the Debentures at each Interest Payment Record Date. Absent fraud, the determination of the Board of Directors shall be binding and conclusive. The value of the Common Stock used for purposes of determining the number of shares issuable as interest on the Debentures or for purposes of conversion of Debentures into Common Stock pursuant to Sections IV and/or V of this Debenture Agreement is hereafter referred to as the "Market Price." When computed in connection with a conversion transaction, the average shall be computed using the five trading days prior to the Common Stock Conversion Date.

         E. The Corporation shall use its best efforts to maintain the listing of the Common Stock on the OTC Electronic Bulletin Board or such other quotation service or exchange on which the Common Stock may be listed for trading, and shall not take any action at any time while Debentures are Outstanding which would result in the delisting of the Common Stock from any quotation service or exchange upon which the Common Stock may be so listed. The Corporation shall file all reports required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and/or the 1933 Act and shall not take any action which would result in the deregistration of the Common Stock under Section 12(g) of the 1934 Act.

         F. No fractional shares of Common Stock will be issued as interest on the Debentures; rather, a Debentureholder otherwise entitled to a fractional share may receive, at the sole option of the Corporation, either (i) cash in lieu of such fractional share, or (ii) the next higher whole number of shares of Common Stock if the fractional share to which the Debentureholder is otherwise entitled is equal to 0.5 or greater, or the next lower whole number of shares of Common Stock if the fractional share to which the Debentureholder is otherwise entitled is less than 0.5.

         G. The Corporation shall provide Debentureholders with a statement showing the manner in which it calculated the interest payable at each Interest Payment Record Date, including the calculation used to determine the Market Price and the number of shares of Common Stock issued as interest on the Debenture.

         H. Principal and interest on the Debentures will be payable, and transfer of the Debentures will be registrable at the Principal Office of the Corporation. Upon the request of the Debentureholder, payment of principal and interest shall be made by delivery of a check and/or Common Stock certificates (as applicable) representing interest to the registered holder mailed to such holder's address as it appears on the Debenture register.

         I. Notwithstanding the number of Debenture certificates which may be issued to a single Debentureholder, the Corporation shall be entitled to aggregate the principal amounts of all Debentures held by such Holder for purposes of calculating interest payable to such Holder.

II. Events of Default. The following shall constitute Events of Default ------------------- hereunder:

     A. Default in the payment of any interest or principal upon any Debenture when the same becomes due and payable, and continuance of such default for a period of 30 days; or

     B. Default in the performance, or breach, of any other covenant or warranty of the Corporation in the Debentures, and continuance of such default or breach for a period of 60 days after notice of such breach or default has been given by any Debentureholder by registered or certified mail, to the Corporation; or

     C. The entry of a decree or order by a court having proper jurisdiction adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Corporation under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) (hereafter a "Trustee") for the Corporation or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     D. The institution by the Corporation of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable Federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Corporation in furtherance of any such action.

III.     Acceleration.
         -------------

         Within 45 days after the occurrence of any Event of Default hereunder, the Corporation shall mail notice of such default to all Debentureholders, unless such default shall have been cured or waived.

         If an Event of Default occurs and is continuing, then the Holder of any Debenture then Outstanding may declare the principal and all accrued interest on such Debenture to be immediately due and payable, by a notice in writing to the Corporation, and upon any such declaration such principal shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of money due has been obtained, the Holder declaring such default may, by written notice to the Corporation and any trustee appointed for the Corporation, may rescind and annul such declaration and its consequences if the Corporation has paid or deposited with such trustee a sum sufficient to pay all principal and accrued interest, including any Default Interest, on the Debentures.

IV.      Automatic Conversion of Debentures.
         -----------------------------------

         A. Into Shares of Series A Preferred Stock. This Debenture will automatically convert into one share of the Corporation's no par value Series A Cumulative Convertible Redeemable Preferred Stock, stated value $1.00 per share (the "Preferred Stock") for each $1.00 of Debentures, at any time prior to maturity, unless previously redeemed or converted into Common Stock, upon effectiveness of an amendment to the Corporation's Articles of Incorporation authorizing the Corporation to issue the Preferred Stock (the "Preferred Stock Amendment"). The Preferred Stock Amendment will be submitted to the Corporation's shareholders at the next Annual Shareholder Meeting (tentatively scheduled for December 17, 1997). The Corporation will use its best efforts to obtain approval for the Preferred Stock Amendment. Debentureholders will be notified as soon as practicable upon effectiveness of the Preferred Stock Amendment.

         B. Into Shares of Common Stock. The Debentures will automatically convert into fully paid and non-assessable shares of Common Stock of the Corporation, at the then applicable Conversion Price (as defined below), immediately prior to the closing of a firm commitment underwritten public offering of the shares of Common Stock of the Corporation pursuant to a registration statement filed under the 1933 Act at an offering price per share of not less than ten dollars ($10.00) per share (prior to underwriter commissions and expenses and adjusted for stock splits, stock dividends, reorganizations and the like) and with aggregate gross offering proceeds to the Corporation of not less than Five Million Dollars ($5,000,000) (a "Qualified Public Offering").

         C. Any accrued but unpaid interest owing on the Debentures to the date of conversion will be payable by the Corporation as described in Article I above, either in cash or shares of Common Stock. In the case of automatic conversion into Preferred Stock, accrued interest to the date of conversion will be carried over and paid on the next dividend payment date applicable to the Preferred Stock into which the Debentures have been converted. In the case of automatic conversion into Common Stock, accrued interest to the date of conversion will be paid at the same time as the Common Stock issuable upon conversion of the Debenture is delivered to the Holder.

         D. The Corporation shall provide notice to the Holders as soon as practicable after the date of the effectiveness of the Preferred Stock Amendment. The Corporation shall provide notice to the Holders as soon as is practicable of the time when the Corporation will close a Qualified Public Offering. At the same time that it notifies the Debentureholder of the effectiveness of the Preferred Stock Amendment or the closing date for a Qualified Public Offering, the Corporation shall include a notice to the Debentureholder of the amount of interest accrued on the Debenture to the date of conversion, in dollars, and the manner in which it calculated the number of shares issuable upon conversion.

         E. As soon as practicable after conversion, the Debentureholder shall surrender the Debenture Certificate representing the shares being converted to the Corporation at the Corporation's Principal Office. The Debentures shall be deemed to have been converted into Preferred Stock on the date of effectiveness of the Preferred Stock Amendment (the "Preferred Stock Conversion Date") and into Common Stock on the closing date of the Qualified Public Offering, irrespective of the date upon which the Debenture Certificate is surrendered to the Corporation in exchange for a certificate representing the shares of Preferred Stock or Common Stock, as the case may be, issuable upon conversion (the "Surrender Date"). On the Conversion Date, the Holder shall be treated for all purposes as the record holder of the Preferred Stock or Common Stock , as the case may be, issuable upon such conversion. As promptly as practicable on or after the Surrender Date, the Corporation shall issue a certificate or certificates for the number of shares of Preferred Stock or Common Stock, as the case may be, issuable upon conversion.

         F. Unless specifically requested to do otherwise by a Debentureholder in writing, the Corporation shall be entitled to aggregate the principal amounts of all Debentures owned by such Debentureholder and issue a single certificate of Preferred Stock or Common Stock, as the case may be, to such Holder upon automatic conversion.

V.       Optional Conversion into Shares of Common Stock.
         ------------------------------------------------

         A. Holder may, at any time, and from time to time on or after (1) approval by the shareholders of the Corporation of the Increase Amendment and
(2) the earlier of (i) effectiveness of a registration statement with the SEC covering the shares of Common Stock into which the Debenture is convertible or
(ii) the expiration of 150 days from the Initial Closing Date (as hereafter defined), convert all or any whole number multiple of one thousand dollars ($1000) of the principal amount of Debentures, plus any accrued but unpaid interest thereon, to whole shares of the Corporation's Common Stock. The number of shares of Common Stock issuable upon such conversion shall be the result of dividing (a) the dollar amount of the principal of, and accrued interest on, the Debenture being converted by (b) the lesser of (i) $6.00 or (ii) 80% of the Market Price (the "Conversion Price"). Notwithstanding the foregoing, for the first 270 days following the initial closing of the offering by which any of the Debentures were first sold (the "Initial Closing Date"), the Conversion Price shall not be less than $4.00 per share, which $4.00 price shall be appropriately adjusted in the event of any stock splits or other transactions affecting the

Common Stock (the "Minimum Conversion Price"). After such 270 day period, the Minimum Conversion Price shall be eliminated.

         B. The Corporation has agreed under terms contained in a separate agreement entered between the Corporation and the Debentureholders to register the shares of Common Stock issuable by the Corporation as interest on, and upon conversion of, Debentures with the SEC. In the event such registration is not declared effective by the SEC within 150 days of the Initial Closing Date, the Conversion Price and the Minimum Conversion Price shall thereafter be reduced by two percent (2%) from the Conversion Price or Minimum Conversion Price, as the case may be, otherwise in effect at the time of conversion. The Conversion Price shall be reduced an additional two percent (2%) off the then applicable Conversion Rate for each additional 30 days (or any fractional part of such 30-day period) during which such registration is not effective. Such reduced Conversion Price shall remain in effect for the remainder of the time the Debentures remain outstanding.

         C. In order to effect conversion, the Holder shall surrender the Debenture Certificate representing the Debentures being converted to the Corporation at its principal office, accompanied by written notice (the "Conversion Notice") to the Corporation that the Holder elects to convert the Debentures. The Conversion Notice shall be in the form attached to the Debenture Certificate(s) being converted. The Holder may submit an irrevocable Conversion Notice to the Corporation in advance of physical delivery of a Debenture Certificate(s) by transmitting a copy of the completed Conversion Notice relating to the Debenture Certificate(s) to be tendered to the Corporation by facsimile (the "Advance Conversion Notice"). Physical delivery of the Debenture Certificates which are the subject of the Advance Conversion Notice shall be made to the Corporation within three (3) business days thereafter. The Debentures tendered for conversion shall be deemed to have been converted on the date the Corporation receives the Advance Conversion Notice for such Debentures, provided the Advance Conversion Notice is received by 6:00 p.m. (Eastern Time) on a Business Day (the "Common Stock Conversion Date"), and provided further, that the original Conversion Notice and the Debenture Certificate representing the Debentures then being converted is actually delivered to the Corporation within such three (3) business day period. If the Advance Conversion Notice is received on a day that is not a Business Day or after 6:00 p.m. (Eastern Time) on a day that is a Business Day, then the Common Stock Conversion Date shall be the next day that is a Business Day. The Company will cause its transfer agent to issue certificates for the shares of Common Stock issuable upon conversion and will transmit the certificates representing such shares (together with certificates or instruments representing the balance of Debentures not being so converted) to the Holder via express courier, by electronic transfer, or otherwise, within three (3) business days after receipt by the Company of the original Conversion Notice and the Debenture certificates for the Debentures being converted (the "Delivery Date"). On the Common Stock Conversion Date, such Holder shall be treated for all such purposes as the record Holder of the Common Stock issuable upon such conversion.

         D. The Company understands that a delay in the issuance of the shares of Common Stock beyond the Delivery Date could result in economic loss to the Holder. As compensation to the converting Holder for such loss, the Company agrees to pay a late payment penalty to the Holder for late delivery of such shares of Common Stock deliverable upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from the Delivery Date):

                                           Late Payment for Each $10,000
                                           of Debenture Principal Amount
   No. Business Days Late                  Being Converted to Common Stock
   ----------------------                  -------------------------------

              1                                        $100

              2                                        $200

              3                                        $300

              4                                        $400

              5                                        $500

              6                                        $600

              7                                        $700

              8                                        $800

              9                                        $900

             10                                        $1,000

             10                           1,000 + $200 for each Business
                                           Day Late beyond 10 days

The Company shall pay any penalties incurred under this Subsection in immediately available funds upon demand. Nothing herein shall limit the converting Holder's right to pursue actual damages for the Company's failure to issue and deliver the Common Stock to the converting Holder. Furthermore, in addition to any other remedies which may be available to the converting Holder, in the event the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) business days after the Delivery Date (other than as a result of an event in the nature of a force majeure which is totally beyond the control of the Company), the converting Holder shall be entitled to revoke the relevant Conversion Notice by delivering a notice to that effect to the Company, whereupon the Company and the Holder shall be restored to their respective positions immediately prior to delivery of the Conversion Notice. Any shares of Common Stock delivered to Holder after such revocation shall be forthwith returned to the Company and a new Debenture Certificate shall be forthwith issued in replacement for the Debenture for which conversion has been so revoked.

         E. Only whole shares of the Corporation's Common Stock will be issued on any conversion. In the event that a Holder of Debentures is entitled to a fraction of a share of Common Stock, the Corporation shall, at its sole option, either (i) pay such holder the cash equivalent of that fractional share, computed by multiplying the fraction by the applicable Conversion Price or (ii) the next higher whole number of shares of Common Stock if the fractional share to which the Debentureholder is otherwise entitled is equal to 0.5 or greater, or the next lower number of whole shares of Common Stock if the fractional share to which the Debentureholder is otherwise entitled is less than 0.5.

         F. Subject to the foregoing, no payment or adjustment shall be made upon any conversion in respect of any interest accrued on any Debenture surrendered for conversion prior to a Interest Payment Record Date, or for any dividends on the Common Stock delivered upon conversion.

         G. Following effectiveness of the Increase Amendment, the Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its issued Common Stock held in its treasury, or both, for the purpose of effecting conversions of Debentures, the full number of shares of Common Stock then deliverable upon the conversion of all Outstanding Debentures not theretofore converted; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all said Outstanding Debentures, the Corporation will use its best efforts to take such corporate action as may in the opinion of its counsel be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for that purpose.

         H. The Corporation will pay any and all United States Federal, state or local documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of Debentures pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of Common Stock in a name other than that of the Holder of the Debentures to be converted and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

VI. Reorganization. If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be affected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of Debentures shall thereafter have the right to (but not be obligated to) receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the Corporation immediately theretofore receivable upon the conversion of Debentures, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the outstanding shares of such Common Stock of the Corporation, and in any such case appropriate provision shall be made with respect to the rights and interest of the Debentureholders to the end that the provisions hereof (including without limitation provisions for the number of shares receivable upon the conversion of the Debentures and the method for calculation of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter receivable upon the conversion of such Debentures. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the Corporation purchasing such assets shall assume by written instrument executed and mailed to the Holders, the obligation to deliver to such Holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holders may be entitled to receive.

VII.     Notice of Certain Events.  If, at any time:
         -------------------------

     A. The Corporation shall declare any cash dividend on its Common Stock;

     B. the Corporation shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than the regular cash dividends) to the holders of its Common Stock;

     C. the Corporation shall offer for subscription (including by grants of rights or warrants) pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

     D. there shall be any capital reorganization, reclassification of the capital stock of the Corporation (other than a subdivision or combination or change in the par value of its Common Stock), or consolidation or merger of the Corporation with, or sale or lease of all or substantially all of its assets to, another corporation requiring the approval of any shareholders of the Corporation (in their capacity as shareholders) if such consolidation, merger, sale or lease will result in a change in the shares held by the holders of Common Stock; or

     E. there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give written notice, addressed to the Holders of the Debentures, of the date on which (i) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, lease, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend distribution or subscription rights, or shall be entitled to exchange Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, lease, dissolution, liquidation or winding up, as the case may be. Such written notice shall be at least twenty days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto or the effective date of such event.

VIII.  Subordination.
       --------------

         A. In the event and during the continuation of any default in the payment of the principal of, or premium or sinking fund installments, if any, due, with respect to, or interest on, any Superior Indebtedness (as hereinafter defined in Section XII), or any default, or any event which, with notice or lapse of time or both, would constitute a default, in any other agreement, term or condition contained in any agreement under which any Superior Indebtedness is issued, no cash payment of principal or interest shall be made on the Debentures unless and until such default shall have been remedied, nor shall any such payment be made if after giving effect, as if paid, to such payment, any such default would exist in the performance or observance of any covenant or agreement of the Corporation contained in any agreement under which any Superior Indebtedness shall have been issued or pursuant to which Superior Indebtedness shall have been incurred.

         B. Upon any payment by the Corporation, or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Corporation, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Superior Indebtedness shall first be paid in full, or payment thereof provided for, in money or money's worth, in accordance with its terms, before any payment is made on account of the principal (and premium, if any) or interest on the Debentures; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Corporation, or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to which the Debentureholders would otherwise be entitled but for the provisions of this
Section VIII, shall be paid by the Corporation or by any receiver, trustee in bankruptcy, liquidating trustee, custodian, agent or other person making such payment or distribution directly to the holders of Superior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Superior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Superior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Superior Indebtedness, before any payment or distribution is made to the Holders of the Debentures.

         C. In the event that notwithstanding the preceding paragraphs, any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, prohibited by the preceding paragraphs shall be received by the holders of the

Debentures, such payment or distribution shall be paid over or delivered to the holders of Superior Indebtedness of their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Superior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Superior
Indebtedness remaining unpaid to the extent necessary to pay all Superior Indebtedness in full in money or money's worth in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Superior Indebtedness.

         D. For purposes of this Section VIII, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Corporation as reorganized or readjusted, or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Section VIII with respect to the Debentures to the payment of all Superior Indebtedness which may at the time be outstanding; provided that (i) the Superior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Superior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Corporation with, or the merger of the Corporation into, another corporation or the liquidation or dissolution of the Corporation following the conveyance, lease or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Section VIII hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance, lease or transfer, comply with the conditions stated in Section VIII hereof.

         E. Subject to the payment in full of all Superior Indebtedness, the rights of the holders of the Debentures shall be subrogated to the rights of the holders of Superior Indebtedness to receive payments or distributions of cash, property or securities of the Corporation applicable to the Superior Indebtedness until the principal of (and premium, if any) and interest on the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Superior Indebtedness of any cash, property or securities to which the Holders of the Debentures or a Trustee would be entitled except for the provisions of this Section, and no payment over pursuant to the provisions of this Section to the holders of Superior Indebtedness by Holders of the Debentures or the Trustee, shall, as between the Corporation, its creditors other than holders of Superior Indebtedness, and the Holders of the Debentures, be deemed to be a payment by the Corporation to or on account of the Superior Indebtedness. It is understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of the Superior Indebtedness, on the other hand.

         F. The terms "paid in full" and "payment in full" as used in this Section with respect to Superior Indebtedness mean the receipt, in cash or securities (taken at their market value at the time of the receipt thereof), of the principal amount of the Superior Indebtedness (and any premium due thereon) and full interest thereon to the date of such payment of principal and all other amounts due to holders of Superior Indebtedness pursuant to the provisions of the instruments providing therefor.

         G. Nothing herein shall be construed as preventing a Debentureholder from converting Debentures to Common Stock during any period of continuing default respecting Superior Indebtedness, nor shall a Debentureholder be prohibited from selling any shares of Common Stock issued upon such conversion which are otherwise saleable.

IX.      Redemption.
         -----------

         A. The Debentures may be redeemed in whole or in part at the election of the Corporation upon not less than 30 nor more than 60 days prior written notice by mail, at any time up to 270 days following the Initial Closing Date, if, during such 270 day period, the closing bid price for the Common Stock for any 20 trading days within any 30 consecutive trading day period as quoted on the OTC Electronic Bulletin Board (or such other quotation service as is quoting bid and asked prices for the Common Stock), or the closing bid price for the Common Stock as reported by the NASDAQ Stock Market or any other national exchange upon which the Common Stock is listed for trading which has closing bid reporting, is less than the Minimum Conversion Price per share. Notwithstanding the foregoing, if the 20 day period during which the price of the Common Stock is less than the Minimum Conversion Price falls totally with the last 60 days of the 270 days following the Initial Closing Date, the Corporation shall have a full 60 days from the end of such 270 day period to exercise its rights of early redemption.

         B. To redeem the Debentures, the Corporation shall pay the Holders 118% of the principal face amount of the Debentures being redeemed, together with accrued but unpaid interest owing to the date of redemption. Any Debentures which are redeemed in part only shall be redeemed in principal amounts of $1,000 or whole multiples of $1,000.

         C. The notice of redemption to be sent to all Debentureholders (the "Redemption Notice") shall state the Redemption Date, the Paying Agent with whom funds sufficient to make the redemption have been deposited, and the dollar amount of principal and interest to be redeemed from each such holder. Any partial redemption shall be pro rata as between the Debenture holders.

         D. Notwithstanding the above, any Debentureholder may convert the principal and accrued interest so called for redemption into shares of the Corporation's Common Stock at any time prior to the Redemption Date if, prior to such date, the Increase Amendment has been approved by shareholders of the Corporation.

X.  Periodic  Reports.
    ------------------
     Debentureholders shall be sent the same reports of the Corporation as holders of Common Stock are sent, at the same time as sent to holders of Common Stock.

XI. Debenture Register.
    ------------------
     The Corporation shall cause to be kept at its principal office a register in which, subject to such reasonable regulations as it may prescribe, the
Corporation shall provide for the registration of Debentures and the registration of transfers of Debentures.

         At the option of the Holder, Debentures may be exchanged for other Debentures, of a like aggregate principal amount upon surrender of the Debentures to be exchanged. Whenever any Debentures are so surrendered for exchange, the Corporation shall execute the Debentures which the Debentureholder making the exchange is entitled to receive.

         Subject to reasonable bonding, indemnification or other requirements as the Corporation may determine, the Corporation shall replace lost, stolen or mutilated Debenture certificates with replacement certificates.

XII.  Definitions.
      ------------
     In addition to the terms defined elsewhere in this Debenture Agreement, the following terms have the meanings stated herein:

     "Advance Conversion Notice" means the notice of conversion to be delivered in advance of actual physical delivery of a Debenture Certificate as specified in Subsection V.C. of this Debenture Agreement.

     "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Business Day" means each day which is neither a Saturday, Sunday nor other day on which banking institutions in Emeryville, California are authorized by law to remain closed.

     "Common Stock" means the Common Stock of the Corporation of the class authorized at the date of issuance of the Debentures and stock of any other class into which such presently authorized Common Stock may be changed, and any other shares of stock of the Corporation which do not have any priority in the payment of dividends or upon liquidation over any other class of stock.

     "Common Stock Conversion Date" means the date a Debentureholder surrenders a Debenture certificate to the Corporation at its Principal Office, accompanied by the "Conversion Notice", or the first Business Day thereafter if such date is not a Business Day.

     "Conversion Notice" means a written notice from the Debentureholder addressed to the Corporation advising the Corporation that a Debentureholder is converting the Debenture into shares of the Corporation's Common Stock, accompanied by the Debenture certificate being so converted.

         "Conversion Price" means the per share price of the Common Stock then applicable to determine the number of shares of Common Stock issuable upon conversion of the Debenture into Common Stock.

         "Corporation" means the person named as the "Corporation" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions hereof, and thereafter "Corporation" shall mean such successor corporation.

         "Debentureholder" or "Holder" when used with respect to any Debenture means the person in whose name such Debenture is registered in the Corporation's books of record.

         "Default Interest" means two percent (2%) per annum over the Applicable Interest Rate, as defined in the first paragraph of this Debenture Agreement.

         "Delivery Date" means the date three (3) business days after the date on which the Company receives an original Conversion Notice and Debenture Certificate as described in Subsection V.C. of this Debenture Agreement.

         "Increase Amendment" means the proposed amendment to the Corporation's Articles of Incorporation by which approval from shareholders for an increase in authorized Common Stock to 40,000,000 shares is to be sought by the Corporation at the next Annual meeting of Shareholders of the Corporation after the date of first issuance of the Debentures.

         "Initial Closing Date" means the date upon which any Debentures were first sold, and consideration therefor received by, the Corporation.

         "Interest Payment Record Dates" mean March 31, June 30, September 30 and December 31 of each year.

         "Market Price" means the price of the Common Stock as calculated pursuant to the formula contained in Paragraph I.D of this Debenture Agreement.

         "Maturity Date" means December 31, 1999, or the first Business Day thereafter.

         "Minimum Conversion Price" means the minimum Conversion Price applicable over the first 270 days following the Initial Closing Date, which price shall be not less than $4.00 per share, subject to appropriate adjustment in the event of any stock splits or other transactions affecting the Common Stock.

         "Outstanding" when used with respect to Debentures means, as of the date of determination, all the 8% Adjustable rate Convertible Subordinated Debentures due December 31, 1999 theretofore authenticated and delivered, except:

                 A.   Debentures   theretofore cancelled or delivered  to  the
          Corporation for cancellation;

                 B. Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Paying Agent in trust for the Holders of such Debentures, provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Debenture Agreement or satisfactory provision therefor has been made; and

                 C. Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered; provided, however, that in determining whether the Holders of the requisite principal amount of Debentures Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Corporation or any other obligor upon the Debentures or any Affiliate of the Corporation or such other obligor shall be disregarded and deemed not to be outstanding. Debentures so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Corporation the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Corporation or any other obligor upon the Debentures or any Affiliate of the Corporation or such other obligor.

         "Paying Agent" means any person (which may include the Corporation) authorized by the Corporation to pay the principal of (and premium, if any) or interest on any Debentures on behalf of the Corporation.

         "Place of Payment" means the principal office or agency of the Corporation, presently located in Emeryville, California, which may be changed by the Corporation by written notice to Debentureholders.

         "Preferred Stock" means the Corporation's no par value Series A Cumulative Convertible Redeemable Preferred Stock, stated value $1.00 per share, to be designated by the Corporation's Board of Directors following approval of the Preferred Stock Amendment by the Corporation's shareholders.

         "Preferred Stock Amendment" means the proposed amendment to the Corporation's Articles of Incorporation by which approval from shareholders for authority to issue up to a total of 15,000,000 shares of preferred stock (4,000,000 of which are to be designated by the Board of Directors as no par value Series A Cumulative Convertible Redeemable Preferred Stock, stated value $1.00 per share) is to be sought by the Corporation at the next Annual meeting of Shareholders of the Corporation after the date of first issuance of the Debentures.

         "Preferred Stock Conversion Date" means the effective date of the Preferred Stock Amendment upon which the Debentures shall be deemed automatically converted into shares of the Corporation's Preferred Stock without any further action by the Debentureholders.

         "Principal Office" means the offices of the Corporation in Emeryville, California, or such other office as designated by the Corporation through notice to the Debentureholders.

     "Qualified Public Offering" has the meaning ascribed to it in Section IV.B.

         "Redemption Date" when used with respect to any Debenture to be redeemed means the date fixed for such redemption.

         "Redemption Notice" means the written notice of redemption to be sent to all Debentureholders advising that the Corporation is exercising its right of redemption and stating the Redemption Date, the Paying Agent with whom funds sufficient to make the redemption have been deposited, and the dollar amount of principal and interest to be redeemed from each Debentureholder.

        "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

         "Subsidiary" means any corporation of which the Corporation, and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own more than 50% of the outstanding capital stock having under ordinary circumstances (not dependent upon the happening of a contingency) voting power in the election of members of the board of directors, managers or trustees of such corporation.

         "Superior Indebtedness" means (a) the principal of, premium, if any, and accrued and unpaid interest on (i) indebtedness of the Corporation for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (ii) guarantees by the Corporation of indebtedness for money borrowed by any other person, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed,
(iii) indebtedness evidenced by notes, Debentures, bonds or other instruments of indebtedness for the payment of which the Corporation is responsible or liable, by guarantees or otherwise, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (iv) obligations of the Corporation under any agreement to lease, or lease of, any real or personal property, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (b) any other indebtedness, liability or obligation, contingent or otherwise, of the Corporation and any guarantee, endorsement or other contingent obligation in respect thereof, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, and (c) modifications, renewals, extensions and refundings of any such indebtedness, liabilities or obligations; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such indebtedness, liabilities or obligations, or such modification, renewal, extension or refunding thereof, or the obligations of the Corporation pursuant to such a guarantee, are not superior in right of payment to the Debentures; provided, however, that Superior Indebtedness shall not be deemed to include (i) the obligation of the Corporation to OMRON SYSTEMS, INC., under that certain Secured Installment Note dated March 27, 1995 in the principal amount of $387,866 (as of June 30, 1997), (ii) any obligation of the Corporation to any Subsidiary, (iii) obligations in respect of shares of capital stock of the Corporation (except for obligations to issue capital stock outstanding as of the date of issuance of the Debentures) and (iv) obligations specifically subordinate to the Debentures.

         "Surrender Date" means the date upon which Debentures are physically surrendered to the Corporation in exchange for a certificate representing the shares of Preferred Stock or Common Stock, as the case may be, issuable upon conversion of the Debenture.

XIII.    Miscellaneous.
         --------------

         A. There is no Indenture or Indenture Trustee in respect of the Debentures.

         B. The terms and conditions of this Debenture Agreement, including but not limited to the payment of interest hereunder, shall at all times be construed so as to conform to the laws of the State of Colorado, without regard to provisions regarding conflict or choice of laws.

         C. In the event any term or provision of this Debenture Agreement or the Debentures is declared to be illegal or invalid, for any reason, this Debenture Agreement and the Debentures shall remain in full force and effect and the same shall be interpreted as though such invalid or illegal provision were not a part thereof.

         D. In the event that suit is instituted to enforce any provision of this Debenture Agreement, the parties agree that the exclusive proper venue shall be in any court of competent jurisdiction in a judicial district (Federal or state) in Denver, Colorado. Further, the parties agree that, in the event an attorney is engaged to enforce the terms of this Debenture Agreement and/or the Debentures, the prevailing party shall be reimbursed by the other party for all its reasonable costs and attorney's fees.

         E. Elections and demands hereunder are irrevocable. Elections, notices and demands to Debentureholders by the Corporation are deemed made when sent by the Corporation and election, notices and demands hereunder by a Holder to the Corporation are deemed made when received by the Corporation.

         F. The principal and the Redemption Price of, and interest on, the Debentures shall be payable at the Principal Office of the Corporation ("Place of Payment"), provided, that principal and interest may be paid, at the option of the Corporation, by check or share certificate mailed to the Person entitled thereto at such Person's address last appearing on the Corporation's records.

         G. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall bind the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Corporation in reliance thereon, whether or not notation of such action is made upon such Debenture.

         H. In any case where notice to Debentureholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Debentureholder shall affect the sufficiency of such notice with respect to other Debentureholders.

         I. In any case where the date of Redemption Date, or the Stated Maturity of any Debenture shall not be a Business Day, then (notwithstanding any other provision of this Debenture Agreement) payment of the principal of (and premium, if any) or interest on, or conversion of, any Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Redemption Date, or on such last date for conversion, and no interest shall accrue for the period from and after any such nominal date.

         J. No right or remedy herein conferred upon or reserved to the Debentureholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         K. No recourse under or upon any obligation, covenant or agreement of this Debenture Agreement or the Debentures, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or agent, as such, past, present or future, of the Corporation or of any successor corporation, either directly or through the Corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the obligations hereunder are solely corporate obligations of the Corporation, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or agents, as such, of the Corporation or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Debenture Agreement or the Debentures or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Debenture Agreement or the Debentures, or implied therefrom, are hereby expressly waived and released as a condition of and as a consideration for, the issue of such Debentures.


                                               U.S. WIRELESS DATA, INC.,
                                               a Colorado corporation

ATTEST:
                                               By       /s/ Evon A. Kelly
                                                    --------------------------
                                                    Chief Executive Officer
/s/ Robert E. Robichaud
-----------------------
Secretary or Assistant Secretary                    Date     December 8, 1997
                                                            ----------------

                                                                       EXHIBIT 1


Debenture Number:        [SAMPLE]
                         --------

THIS DEBENTURE IS SUBJECT TO ALL TERMS AND CONDITIONS OF THAT CERTAIN DEBENTURE AGREEMENT DATED AS OF ____________________, 1997, BETWEEN THE UNDERSIGNED AND THE HOLDERS OF DEBENTURE CERTIFICATES EVIDENCED HEREBY.

THIS DEBENTURE CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE CORPORATION.

THE DEBENTURES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE OR FOREIGN LAW. THE DEBENTURES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (i) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE AND FOREIGN SECURITIES ACT OR OTHER LAW OR (ii) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, THAT REGISTRATION OR OTHER COMPLIANCE IS NOT REQUIRED UNDER ANY OF SUCH ACTS OR LAWS.

                                         [LEGENDS REQUIRED BY STATE LAWS]


                                             U.S. WIRELESS DATA, INC.
                                    8% ADJUSTABLE RATE CONVERTIBLE SUBORDINATED
                                         DEBENTURES DUE DECEMBER 31, 1999


Amount: $ ________________                                Emeryville, California


U. S. Wireless Data, Inc., a Colorado corporation (the "Corporation"), for value received, promises to pay to or registered assigns, the principal sum of ($ ), payable in one payment of principal --------------------------------------
------------------------ and all accrued but unpaid interest then due, on December 31, 1999 (the "Maturity Date"), unless earlier converted pursuant to the terms of this Debenture.

Interest shall accrue on this Debenture at the initial rate of eight percent (8%) per annum, subject to adjustment of such rate as provided for herein, the primary rate of interest in effect at any time being referred to as the "Applicable Interest Rate."

This Debenture is issued as part of a series of 8% Adjustable Rate Convertible Subordinated Debentures privately issued by the Corporation and known as the "8% Adjustable Rate Convertible Subordinated Debentures, Due December 31, 1999," each of which has been or will be issued to a Holder who has or will represent to the Corporation that he, she or it is an accredited investor, as that term is defined in Rule 501(a) of the Securities Act of 1933, as amended (the "1933 Act"). The Holder of this Debenture hereby re-affirms such representation to the Corporation and each other Holder of Debentures. All such Debentures are collectively known as the "Debentures". The minimum principal dollar amount of the Debentures is $2,000,000 and the maximum principal amount may be up to $4,000,000.

Any principal or interest on this Debenture which is payable, but is not punctually paid or duly provided for at the Maturity Date or any Interest Payment Record Date (herein called "Default Interest") shall bear compound interest at a rate of two percent (2%) over the Applicable Interest Rate from the date of default until paid.

Transfers and/or conversions of this Debenture must be accompanied by the form attached hereto, duly completed by the Holder.

Duly executed, authorized and witnessed by the undersigned authorized officers of the Corporation:

                                             U.S. WIRELESS DATA, INC.,
                                             a Colorado corporation

ATTEST:
                                             By ______________________________
                                                Chief Executive Officer
________________________________
Secretary or Assistant Secretary             Date ____________________________

                            U.S. WIRELESS DATA, INC.
                   8% ADJUSTABLE RATE CONVERTIBLE SUBORDINATED
                        DEBENTURES DUE DECEMBER 31, 1999

--------------------------------------------------------------------------------


                           FORM REQUIRED FOR TRANSFERS

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO __________________________________ WHOSE ADDRESS IS:__________________________,
__________________________________ DOLLARS OF THE DEBENTURES REPRESENTED BY THE WITHIN CERTIFICATE NO. , AND DOES HEREBY APPOINT THE SECRETARY OF THE CORPORATION ATTORNEY TO TRANSFER THE SAID DEBENTURES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

SIGNATURE:______________________________

PRINT NAME AND ADDRESS: _______________________________________________________

_______________________________________________________________________________

DATED:
       ------------------------------------------------------------------------
WITNESS:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          FORM REQUIRED FOR CONVERSION

THE UNDERSIGNED HEREBY CONVERTS A TOTAL OF ______________________ DOLLARS OF THE DEBENTURES REPRESENTED BY THE WITHIN CERTIFICATE NO.___________________ , AND DOES HEREBY APPOINT THE SECRETARY OF THE CORPORATION ATTORNEY TO CANCEL THE DEBENTURES BEING SO CONVERTED AND, IF LESS THAN ALL DEBENTURES REPRESENTED HEREBY ARE BEING CONVERTED, TO TRANSFER ANY REMAINING PORTIONS OF THE DEBENTURES OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

SIGNATURE:
          ---------------------------------------------------------------------
PRINT NAME AND ADDRESS:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DATED:
     --------------------------------------------------------------------------
WITNESS:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------



COMPANY USE ONLY:

DATE NOTICE RECEIVED FOR CONVERSION:__________________________________________

DATE ORIGINAL DEBENTURE CERTIFICATE AND NOTICE RECEIVED:______________________

SIGNATURE OF COMPANY REPRESENTATIVE:__________________________________________

CALCULATION OF CONVERSION PRICE AND NUMBER OF SHARES ISSUABLE UPON CONVERSION:



DATE INSTRUCTION SENT TO TRANSFER AGENT:  ____________________________________


DEBENTURE CERTIFICATE REISSUE (CERTIFICATE NUMBER AND AMOUNT):________________


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